UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2002




                             Ableauctions.com, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Florida
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                            (State of incorporation)


         000-28179                                      59-3404233
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  (Commission file number)                  (I.R.S. Employer Identification No.)


           1963 Lougheed Highway, Coquitlam, British Columbia V3K 3T8
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                    (Address of principal executive offices)


                                 (602) 224-3731
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               Registrant's telephone number, including area code



                 7303 East Earll Drive Scottsdale, Arizona 85251
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             (Former name or address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Information required by Item 304 of Regulation S-B.

     On  February  12,  2002,   Shikaze   Ralston  Tam  Kurozumi   (the  "Former
Accountant"),   resigned  as  independent   certified   public   accountant  and
independent auditor for Ableauctions.com, Inc. (the "Company").

     The reports of the Former Accountant on the Company's financial statements for either of the past two years did not contain any adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

     The Company's decision to accept the resignation of the Former Accountant was approved by the Company's Board of Directors.

     There were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such year.

     During the two most recent fiscal years and through the date of the Former Accountant's resignation there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)).

     On February  12,  2002,  the Company  engaged  Morgan & Company,  Chartered
Accountants, as its independent auditor and independent certified public accountant.

     The Company has provided the Former Accountant with a copy of the foregoing disclosures and has requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements made by the Company. A copy of the letter of the Former Accountant to the Securities and Exchange Commission, dated February 12, 2002, is filed as Exhibit 16.1 to this report.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits. The following exhibit is furnished in accordance with Item 601 of Regulation S-B.

        Exhibit
        Number      Description
        ------      -----------
         16.1       Letter of Shikaze Ralston Tam Kurozumi to the the Securities
                    and Exchange Commission dated February 12, 2002, stating that it has reviewed Item 4 in the Form 8-K and is in agreement.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        ABLEAUCTIONS.COM, INC.



Date February 15, 2002                  By /s/ Abdul Ladha
----------------------                     -------------------------------------
                                           Name:  Abdul Ladha
                                           Title: President, Chief Executive
                                                  Officer and Director

                                 EXHIBIT INDEX


Exhibit
Number         Description
------         -----------
 16.1          Letter of Shikaze  Ralston Tam Kurozumi to the the Securities and
               Exchange Commission dated February 12, 2002, stating that it has reviewed Item 4 in the Form 8-K and is in agreement.